                                                       1933 Act File No. 2-98441
                                                      1940 Act File No. 811-4327

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 15
                                       TO
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2



A.       Exact Name of Trust:  Sentry Variable Life Account I

B.       Name of Depositor:  Sentry Life Insurance Company

C.       Complete Address of Depositor's Principal Executive Offices:

         1800 North Point Drive, Stevens Point, WI  54481

D.       Name and Address of Agent for Service:

         William M. O'Reilly, Esq.
         Sentry Life Insurance Company
         1800 North Point Drive
         Stevens Point, WI  54481


         It is proposed that this filing will become effective

         [  ]  immediately upon filing pursuant to paragraph (b) of Rule 485
         [  ]  on (date) pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485 [ x] on May 1, 1999 pursuant to paragraph (a)(i) of Rule 485
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and Amount of Securities Being Registered: Individual Flexible Premium Variable Life Insurance Policies

F.       Approximate date of proposed public offering:

[   ]    Check box if it is proposed that this filing will become effective on
         (date) at (time) pursuant to Rule 487.

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


N-8B-2 Item                              Caption in Prospectus
-----------                              ---------------------

    1      ............................  The Company, The Variable Life Account
    2      ............................  The Company
    3      ............................  Not Applicable
    4      ............................  Distribution of the Policy
    5      ............................  The Variable Life Account
    6(a)   ............................  Not Applicable
     (b)   ............................  Not Applicable
    9      ............................  Legal Proceedings
   10      ............................  The Policy
   11      ............................  Investments of the Variable Life Account
   12      ............................  Investments of the Variable Life Account
   13      ............................  Charges and Deductions
   14      ............................  The Policy
   15      ............................  The Variable Life Account
   16      ............................  Investments of the Variable Life Account
   17      ............................  Policy Benefits and Rights
   18      ............................  The Policy
   19      ............................  Not Applicable
   20      ............................  Not Applicable
   21      ............................  Not Applicable
   22      ............................  Not Applicable
   23      ............................  Not Applicable
   24      ............................  Not Applicable
   25      ............................  The Company
   26      ............................  Management of the Company
   27      ............................  The Company
   28      ............................  The Company, Management of the Company
   29      ............................  The Company
   30      ............................  The Company
   31      ............................  Not Applicable
   32      ............................  Not Applicable
   33      ............................  Not Applicable
   34      ............................  Not Applicable
   35      ............................  The Company
   37      ............................  Not Applicable
   38      ............................  Distribution of the Policy
   39      ............................  Distribution of the Policy
   40      ............................  Not Applicable
   41(a)   ............................  Distribution of the Policy
   42      ............................  Not Applicable
   43      ............................  Not Applicable
   44      ............................  The Policy
   45      ............................  Not Applicable
   46      ............................  Policy Benefits and Rights
   47      ............................  Not Applicable
   48      ............................  Not Applicable
   49      ............................  Not Applicable
   50      ............................  Not Applicable
   51      ............................  The Company, The Policy
   52      ............................  Investments of the Variable Life Account
   53      ............................  Federal Tax Status
   54      ............................  Financial Statements
   55      ............................  Not Applicable

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                    ISSUED BY

                         SENTRY VARIABLE LIFE ACCOUNT I

                                       AND

                          SENTRY LIFE INSURANCE COMPANY



The life insurance policy described in this Prospectus is a flexible premium variable life insurance policy (the "Policy") offered by Sentry Life Insurance company designed for individuals. The Policy provides life insurance protection until the Policy Anniversary Date on or after your 95th birthday.

You can allocate the Cash Value of the Policy to the Sentry Variable Life Account I (the "Variable Life Account"), which is a segregated investment account of Sentry Life Insurance Company. The Variable Life Account invests in shares of Neuberger Berman Advisers Management Trust, an open-end diversified management investment company. Through the Variable Life Account, you may invest in the following Portfolios of Neuberger Berman Advisers Management Trust:

          -        Growth Portfolio
          -        Liquid Asset Portfolio
          -        Limited Maturity Bond Portfolio
          -        Balanced Portfolio

As the owner of the Policy, you may choose one or more Portfolios in which to invest; however, you will bear the complete investment risk for the amount you allocate to the Variable Account. The Cash Value of your Policy, and under certain circumstances, the death benefit, may increase or decrease depending on the investment experience of the Variable Life Account.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Neuberger Berman Advisers Management Trust Prospectus accompanies this Prospectus.

          PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.







                          SENTRY LIFE INSURANCE COMPANY
                             1800 North Point Drive
                             Stevens Point, WI 54481
                             Telephone (800)533-7827


                   The date of this Prospectus is May 1, 1999

                                TABLE OF CONTENTS

Definitions .................................................................4
Summary .....................................................................6
Sentry Life Insurance  Company ..............................................8
The Variable Life Account ...................................................8
Investments of the Variable Life Account ....................................9
  Initial Investment Selection ..............................................9
  Transfers .................................................................9
  Telephone Transfers .......................................................9
  Neuberger Berman Advisers Management Trust ...............................10
  Substitution of Securities ...............................................11
The Policy .................................................................12
  General ..................................................................12
  How to Purchase a Policy .................................................12
  Medical Examination ......................................................12
  Right to Exchange the Policy .............................................12
  Illustrations ............................................................13
Premiums ...................................................................13
  Maximum Premium Limitations ..............................................14
  Death Benefit Guarantee ..................................................14
  Grace Period .............................................................14
  Reinstatement ............................................................15
Charges and Deductions .....................................................15
  Deductions from Premiums .................................................15
  Deductions from the Variable Life Account ................................15
  Deductions from Cash Value ...............................................16
  Deductions from Surrendered Values .......................................16
  Trust and Managers Trust Annual Expenses .................................18
  Group Arrangements .......................................................19
Policy Benefits and Rights .................................................19
  Death Benefit ............................................................19
  Death Benefit Options.....................................................20
  Corridor Percentages .....................................................20
  Changing the Death Benefit Options........................................20
  Changing the Specified Amount ............................................21
  Effect of Changing the Specified Amount ..................................21
  Policy Maturity ..........................................................22
  Cash Value ...............................................................22
  Determination of Accumulation Unit .......................................22
Policy Surrender ...........................................................23
  Partial Surrender ........................................................23
  Full Surrender ...........................................................23
Policy Loans ...............................................................24
  Allocation of Loans.......................................................24
  Interest Charged .........................................................24
  Interest Credited.........................................................24
  Lapse Due to Loan.........................................................24
  Loan Repayment ...........................................................24

Other Policy Provisions ....................................................25
  Policy Owner .............................................................25
  Contingent Policy Owner ..................................................25
  Changing the Policy Owner of Contingent Policy Owner .....................25
  Beneficiary ..............................................................25
  Changing the Beneficiary .................................................25
  Assignment ...............................................................25
  Incontestability .........................................................25
  Misstatement of Age or Sex ...............................................26
  No Dividends .............................................................26
  Optional Settlement Plans ................................................26
Suspension of Payments .....................................................26
Federal Tax Status .........................................................27
  Introduction .............................................................27
  Modified Endowment Contract ..............................................27
  Diversification ..........................................................28
  Tax Treatment of the Policy ..............................................29
  Policy Proceeds ..........................................................29
  Multiple Policies ........................................................29
  Tax Treatment of Assignments .............................................29
  Qualified Plans ..........................................................29
  Income Tax Withholding ...................................................30
Variable Life Account Voting Rights ........................................30
  Disregard of Voting Instructions .........................................30
Management of the Company ..................................................31
  Directors and Officers ...................................................31
Distribution of the Policy .................................................31
State Regulation ...........................................................31
Reports to Owners ..........................................................32
Legal Proceedings ..........................................................32
Experts ....................................................................32
Legal Opinions .............................................................32
Financial Statements .......................................................32
Appendix A - Illustration of Benefits ......................................34

                                   DEFINITIONS

Following are definitions of certain terms used in this Prospectus.


Anniversary Date or           The same day and month each year calculated from
Policy Anniversary Date       the Policy was first issued (Policy Date).

Beneficiary                   The person named in the application, unless
                              changed, entitled to receive the death benefit when it becomes payable.

Cash Surrender Value          The amount available in cash, after deducting any
                              outstanding Policy loans and the full surrender charge, if you voluntarily terminate the Policy before it matures or before the death benefit is paid.

Cash Value                    The amount available in cash, without deducting
                              any outstanding policy loans or surrender charges, if you voluntarily terminate the Policy before it matures or before the death benefit is paid. It is equal to the sum of all Subaccount Cash Value and any Cash Value held in the General Account to secure a policy loan.

Company Sentry Life Insurance Company at its home office located at 1800 North Point Drive, Stevens Point, WI 54481, telephone (800)533-7827.

Mutual Fund(s)                The mutual funds designated in the Policy as
                              investment options of the Variable Life Account.

General Account               The General Account of the Company. The Variable
                              Life Account is separate from the General Account.

Initial Investment Period     The 30-day period immediately following the date
                              the Policy is issued.

Insured                       The person whose life is covered under the Policy.
                              It is assumed the Insured and the Policy Owner are the same person and both are referred to as "you" in this Prospectus.

Maturity Date                 The date on which you will be paid the Cash Value
                              of the Policy, less any outstanding Policy indebtedness, PROVIDED the Policy is in effect on that date. The Maturity Date is the anniversary date of the Policy on or after your 95th birthday.

Monthly Processing Day        The day each month when charges under the Policy
                              are deducted from the Variable Life Account.

Net Premiums                  Gross premiums less any amounts deducted for
                              front-end sales charges and premium taxes.

Policy Date                   The day, month and year that the Policy becomes
                              effective and from which the Policy Anniversary
                              Date is determined.

Policy Issue Date             The day, month and year that underwriting is
                              completed and the Company issues the Policy.

Policy Month                  The period of time starting on one Monthly
                              Processing Day and ending the day before the next
                              Monthly Processing Day.

Policy Owner                  The person named as the owner of the Policy on the
                              application, unless subsequently changed. It is assumed the Insured and the Policy Owner are the same person and both are referred to as "you" in this Prospectus.

Policy Year                   The period of time from one Policy Anniversary
                              Date to the day before the next Policy Anniversary
                              Date.

Portfolio                     An investment option that is a segment of a mutual
                              fund constituting a separate and distinct class of shares.

Specified Amount              The amount of the initial death benefit payable
                              under the Policy, plus or minus any subsequent changes to that amount.

Subaccount                    A segment of the Variable Life Account that
                              invests in a mutual fund or Portfolio.

Target Surrender Premium      The premium, shown on the specification page of
                              the Policy, that is used to calculate the deferred sales charge. The target surrender premium is based on the guideline annual premium pursuant to rules adopted under the Investment Company Act of 1940.

Valuation Date                The date on which the Cash Value of the Policy is
                              determined. The valuation date is each day that the New York Stock Exchange is open for trading.

Valuation Period              The period from 4:00 p.m. E.S.T. on each valuation
                              date to 4:00 p.m. E.S.T. on the next succeeding valuation date.

                                     SUMMARY


The Policy described in this Prospectus is a flexible premium individual variable life insurance policy. You can allocate premium payments, less applicable charges, to the Variable Life Account for investment. The Variable Life Account is a separate account established by Sentry Life Insurance Company (the "Company"). Through the Variable Life Account, you can invest in the following Portfolios of Neuberger Berman Advisers Management Trust:

                    -    Growth Portfolio
                    -    Liquid Asset Portfolio
                    -    Limited Maturity Bond Portfolio
                    -    Balanced Portfolio

POLICY FEATURES

The Policy offers the following features:

FLEXIBLE PREMIUM PAYMENTS - The frequency and amount of premium payments can vary, subject to certain minimum requirements. Premium payment plans are available.

CASH VALUE - The Policy's Cash Value can be used to obtain a policy loan, and, if the Policy is surrendered, determines the surrender value. Depending on the investment experience of the Variable Life Account, the Cash Value of your Policy may increase or decrease. The Cash Value will vary with the amount of monthly charges deducted. There is no minimum guaranteed Cash Value.

POLICY LOANS - The Policy may be used to secure a loan from the Company. The maximum loan amount is 90% of (a) MINUS (b), where:

                    (a) is the Policy's Cash Value, and
                    (b) is the full surrender charge.

SURRENDER - The Policy can be partially surrendered or completely surrendered for the full Cash Surrender Value. The Company will deduct any applicable surrender charges.

DEATH BENEFIT - There are two death benefit options available under the Policy. The amount of the death benefit will depend on three factors:

     -    the death benefit option selected;
     -    the Specified Amount of death benefit;
     -    and the Cash Value of the policy.

Under certain circumstances, the death benefit may increase or decrease depending on the investment experience of the Variable Life Account.

GUARANTEED DEATH BENEFIT - Provided you have met certain minimum premium payment requirements and certain other requirements, the Policy will not lapse and the Company guarantees a death benefit.

POLICY MATURITY - If the Policy is in effect on the Policy Anniversary Date on or after your 95th birthday, the Company will pay you the Cash Value of the Policy, less any amounts owed for policy loans.

EXCHANGE RIGHT - Within 24 months after the Policy is issued, you may exchange it for a life insurance policy on the life of the Insured offered by the Company that has a fixed premium and a fixed death benefit. Any outstanding policy loans must be repaid before an exchange will be made.

INVESTMENT OPTIONS - You may select from among four available Portfolios in which to invest the assets underlying the Policy. Subject to certain conditions and charges, you may make transfers among the Portfolios.

FREE-LOOK PROVISION - Subject to varying state law and certain time restrictions, the Policy may be returned to the Company if you change your mind about purchasing it. The Policy will be canceled as if it were never issued and the Company will refund any premiums you paid.

GRACE PERIOD - Provided certain conditions are met, there is a 61-day grace period in which the Policy will remain in effect even if a premium payment or loan repayment is not made.

CHARGES AND DEDUCTIONS

Below is a summary of the charges and deductions that are applied to the Policy described in this Prospectus. For a more complete explanation of these charges and deductions, see the sections titled "Charges and Deductions" and "The Policy-Illustrations."

FROM PREMIUM

         Front-end Sales Expense Charge - 5% of each premium payment. (There is also a deferred sales charge of 25% of the target surrender premium or 25% of the actual premium paid in the first policy year, if less. Together these charges total 30%.)

         Premium Taxes - Premium taxes are assessed by the state in which you reside and currently vary by state from 0% to 3.5%.

FROM THE VARIABlE LIFE ACCOUNT

         Mortality and Expense Risk Charge - Equal on an annual basis to 0.90% of the daily net asset value of the Variable Life Account.

         Death Benefit Guarantee Risk Charge - Equal on an annual basis to .15% of the daily net asset value of the Variable Life Account.

         Taxes - The Company is not currently making a deduction for income taxes resulting from the investment operation of any subaccount; however, it reserves the right to do so at any time.

FROM CASH VALUE

         Monthly Deduction - Deducted from cash value at the beginning of each policy month and consists of:
               Cost of Insurance for the Policy and any additional benefits provided by rider for the policy month; and Monthly Administrative Fee - $5 per policy month.

FROM SURRENDER VALUES

         Partial Surrender Charge - A percentage of the full surrender charge.

         Partial Surrender Administrative Fee - The lesser of 2% of the amount surrendered or $25.

         Full Surrender Charge - If there is no increase in the specified amount, it remains the same for the first 5 policy years and declines in policy years 6 through 9 until it is zero. It is the sum of the following:

                  Contingent Deferred Administrative Expense Charge - $3.50 per $1,000 on the first $100,000 of specified amount, plus $1.50 per $1,000 on the excess above the first $100,000 of specified amount. The maximum contingent deferred administrative expense charge is $750;

                  Deferred Sales Charge - 25% of the target surrender premium or of the actual premium paid in the first policy year, if less; and

                  Additional Contingent Deferred Administrative Expense Charge and Deferred Sales Charge which result from an increase in the specified amount.

OTHER CHARGES AND FEES

         Maximum Transfer Fee - $25
         Maximum Service Fee for Additional Projections - $25

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

There are annual operating expenses (including investment management and administrative fees) paid out of the assets of the Portfolios.

RISK FACTORS

Following is a summary of the risks associated with the Policy:

INVESTMENT RISK - You will bear the complete investment risk for all Net Premiums you allocate to the Variable Life Account. If the invested assets of the Variable Life Account experience poor investment performance, the Cash Value and, under certain circumstances, the death benefit of the Policy may decrease. The Policy is not intended to be, nor is it suitable as, a short-term savings vehicle.

POLICY LAPSE - Certain charges are deducted monthly from the Cash Value of the Policy. If the guaranteed death benefit is not in effect and if the Cash Value is insufficient to cover the monthly charges, and sufficient premiums are not made during the 61-day grace period, the Policy will lapse and all coverage will terminate without value.

LIMITATIONS ON CASH VALUE - The Cash Value of the Policy will vary and is not guaranteed. The investment performance of the Variable Life Account and the amount of monthly charges deducted affect the Cash Value.

ADVERSE TAX CONSEQUENCES - Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the death benefits paid under the Policy should be excludable from the gross income of your Beneficiary. Any earnings in your Policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 59 1/2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn. Neither the Company nor the Company's registered sales representatives can provide tax advice. You should consult your own tax adviser before purchasing or making any changes to the Policy, or before exchanging, surrendering or taking loans from the Policy.

                                  THE COMPANY

Sentry Life Insurance Company (the "Company") is a life insurance company formed in 1958 under the laws of the state of Wisconsin. Its home office is located at 1800 North Point Drive, Stevens Point, Wisconsin. The Company is authorized to write life insurance and annuity contracts in the District of Columbia and in all states except New York. The Company is owned by Sentry Insurance a Mutual Company ("SIAMCO"). SIAMCO is also a Wisconsin insurance company and shares its home office with the Company at 1800 North Point Drive, Stevens Point, Wisconsin. SIAMCO writes property and casualty insurance nationwide. In addition to the Company, SIAMCO owns and controls, either directly or indirectly, a group of insurance and related companies, including Sentry Life Insurance Company of New York and Sentry Equity Services, Inc., a securities broker-dealer.

                            THE VARIABLE LIFE ACCOUNT

Sentry Variable Life Account I (the "Variable Life Account") was established by the Company's Board of Directors on February 12, 1985, under the insurance laws of Wisconsin. The Variable Life Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. However, this does not mean that the Securities and Exchange Commission supervises the management of the Variable Life Account or the Company.

The Variable Life Account is a "segregated asset account." This means:

     - The assets of the Variable Life Account are segregated from the assets of the Company's General Account, but remain the property of the Company.

     - Other than liabilities connected with the Variable Life Account business, the assets of Variable Life Account cannot be charged with liabilities incurred by the Company in connection with its other business.

     - The Company does not guarantee the investment performance of the Variable Life Account.

     - The income, gains, and losses, whether realized or unrealized, associated with the investments made with the Variable Life Account's assets are credited to or charged against the Variable Life Account without regard to the Company's other income, gains or losses.

     - Company obligations in connection with the Policy are general corporate obligations of the Company.

                    INVESTMENTS OF THE VARIABLE LIFE ACCOUNT

Currently, you can allocate Net Premiums (premiums paid, less applicable deductions) to the Variable Life Account which invests in one or more investment Portfolios of Neuberger Berman Advisers Management Trust at net asset value. The assets of the Variable Life Account are divided by investment Portfolio. This creates a series of Subaccounts within the Variable Life Account. The Company may, from time to time, add new investment options.

As the Policy Owner, you may direct the investment of your Net Premiums into one or more of the available investment options, subject to certain conditions, when you complete the Policy application. You may change your selection prospectively without cost by notifying the Company in writing. The change becomes effective for Net Premiums received after the Company receives your written notice.

INITIAL INVESTMENT SELECTION

Prior to and during the Initial Investment Period (a 30-day period starting on the date the Company issues the Policy), your Net Premiums are invested in the Liquid Asset Portfolio even if you selected one or more different investment portfolios on the application. At the end of the 30-day Initial Investment Period, your Cash Value in the Liquid Asset Portfolio will be transferred to the investment selection or selections you chose. The Company will automatically make this transfer without cost to you.

After the Initial Investment Period has expired, the Company will allocate your Net Premiums to the Variable Life Account in accordance with your selections.

TRANSFERS

Your Net Premiums will continue to be allocated to the Variable Life Account Subaccounts according to the investment selection you made on the application unless you request a transfer. You may transfer of all or part of the Subaccount Cash Values between Portfolio(s) subject to the following conditions:

1 You must request a transfer in writing and you must clearly specify three things:

         a.       the amount to be transferred
         b.       the Portfolio the transfer is being made from, and
         c.       the Portfolio the transfer is being made to.

2. The minimum amount that can be transferred is $250, or if the Cash Value in the Subaccount is less than $250, the entire Cash Value will be transferred.

3. You can only make four transfers in any Policy Year. The Company must approve additional transfer requests. A request for a transfer from one Portfolio to two Portfolios, or from two Portfolios to one Portfolio, will count as one transfer.

4. Transfers will become effective during the next Valuation Period following receipt of the written request, provided the written request contains all the necessary information.

5. A fee of $25 per transfer may be deducted from the amount transferred. Currently, the Company does not deduct the transfer fee, but reserves the right to do so in the future.

The Company reserves the right to terminate, suspend or modify the transfer privilege at any time and without notice.

The Company may add new investment options from time to time, and you may have the opportunity to select the added investments subject to limitations imposed by the Company.

TELEPHONE TRANSFERS

Transfers by telephone are permitted if you follow these steps:

(1) Check the "Yes" box in the telephone transfer section of the Policy application form.

(2) Telephone the Company at (800)533-7827. Be prepared to give the customer service representative specific information about the Policy, including the Policy number, and your social security number and/or birth date. You may be required to provide additional information concerning the Policy in order to verify that the request is genuine.

(3) Specific detail must be given to the customer service representative as to the amount to be transferred, the Portfolio the transfer is being made from, and the Portfolio the transfer is being made to.

Transfers requested before 3 p.m., C.S.T., will take effect that day. Transfers requests received after 3 p.m. C.S.T. will take effect on the next business day after the request is received.

To prevent losses due to unauthorized or fraudulent transfer instructions, the Company will use reasonable procedures to ensure that a telephone transfer request is genuine. The Company will not be liable for losses incurred in complying with a telephone transfer request it believes is genuine if reasonable procedures were followed to confirm the legitimacy of the request.

The Company has the right to reject any telephone transfer request.

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman Advisers Management Trust (the "Trust") is the investment vehicle for the Variable Life Account. Each Trust investment Portfolio invests all of its net investable assets in its corresponding series (each a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company (commonly known as a mutual fund). All Series of Managers Trust are managed by Neuberger Berman Management, Inc. ("NB Management"). Each Series invests in securities according to an investment objective, policies, and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of other investment companies which directly acquire and manage their own Portfolios of securities. For more information regarding this structure, see the Trust's prospectus.

Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies which may or may not be affiliated with the Company. Shares of the Balanced Portfolio are also sold directly to qualified plans. The Trust and Managers Trust believe that offering their shares in this manner will not be disadvantageous to you.

The Trust currently offers eight Portfolios, four of which are available through the Variable Life Account* and are described below. Because the investment objective of each Portfolio matches the investment objective of its corresponding Series, the following investment objective information is presented in terms of the applicable Managers Trust Series.

         AMT Liquid Asset Investments. The investment objective of this Portfolio is to provide the highest current income consistent with safety and liquidity. The Series invests in high quality U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including governments and their agencies and instrumentalities, banks and other financial institutions, and corporations, and may invest in repurchase agreements with respect to these instruments. An investment in the Liquid Asset Portfolio is neither insured nor guaranteed by the U.S. Government.

         AMT Growth Investments. This Portfolio seeks capital appreciation without regard to income by investing in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Series expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.

         AMT Limited Maturity Bond Investments. The investment objective of this Portfolio is to provide the highest current income consistent with low risk to principal and liquidity, and secondarily, total return. The Series invests in a diversified Portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average Portfolio maturity in light of market conditions and trends. These are short-to-intermediate term debt securities. The Series' dollar-weighted average Portfolio maturity may range up to five years.

         AMT Balanced Investments. The investment objective of this Portfolio is long-term capital growth and reasonable current income without undue risk to principal. The investment adviser anticipates that the Series' investments will normally be managed so that approximately 60% of the Series' total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the investment adviser's view regarding current market trends, the common stock portion of the Series' investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Series' assets will be invested in fixed-income senior securities.

         *NOTE: The Balanced Portfolio is not available in Minnesota, New Jersey and West Virginia.


SUBSTITUTION OF SECURITIES

If a Portfolio is no longer available for investment by the Variable Life Account, or if the Company's Board of Directors determines that further investment in a Portfolio becomes inappropriate in view of the Variable Life Account's purposes, the Company may substitute another Portfolio already available or that will become available for investment by the Variable Life Account. No substitution of securities in any Subaccount may take place without the prior approval of and subject to the requirements of the Securities and Exchange Commission.

                                   THE POLICY

GENERAL

The Policy described in this Prospectus is an individual flexible premium variable life insurance policy. The Policy is designed to provide you with insurance protection and flexibility in determining your premium payments and death benefit. As long as there is sufficient Cash Surrender Value to pay the monthly charges, or as long as the guaranteed death benefit is in effect, the Policy will not lapse.

HOW TO PURCHASE A POLICY

Complete an application form and give it to your sales representative or send it to:

         Sentry Life Insurance Company
         1800 North Point Drive
         Stevens Point, WI  54481

The first premium payment is due on or before the date the Policy is issued. You should send your first premium payment with the application.

         Restrictions:

     - The Company will not accept your application for the Policy if you are older than age 75.

     - All applications are subject to the Company's underwriting standards, and the Company may, in its sole discretion, reject any application for any reason.

     - The initial Specified Amount of the death benefit is subject to the Company's administrative rules. Currently, the initial Specified Amount must be at least $50,000.


MEDICAL EXAMINATION

Insurance underwriting is designed to group applicants of the same age and sex into categories that can be expected to produce mortality experience consistent with that class. Based on the Company's underwriting practices, you may be required to obtain a medical examination. Your sales representative will advise you if it is necessary. The cost of insurance, which is deducted monthly from Cash Value, is determined in part on your age, sex, and risk class. There are four risk classes:

     -   standard non-smoker
     -   special smoker
     -   substandard smoker
     -   medically substandard


RIGHT TO EXCHANGE POLICY

Within 24 months after the Policy Issue Date, you may exchange it for a permanent fixed premium, fixed benefit life insurance policy issued by the Company, subject to the following conditions:

1.       The person Insured cannot be changed.

2. Any outstanding Policy loans must be repaid and any other charges or fees due must be paid.

3. The new policy will have the same Policy Issue Date, issue age, and risk classification as the original Policy.

4. The Policy Owner and the Beneficiary of the new policy will be the same as the Policy Owner and Beneficiary of the original Policy

5. You may select the amount of the death benefit under the new policy, but it must be equal to either:

         a.    the initial Specified Amount of the original Policy, OR
         b. the net amount at risk under the original Policy on the date of exchange.

               "Net amount at risk" means the difference between the death benefit and the Cash Value of the Policy.

In order to exchange the Policy, you must take the following action:

     -    send a written request for exchange to the Company

     -    return the original Policy to the Company

     - pay any outstanding loan amounts or other charges due under the original Policy.


If the Policy's Specified Amount is increased from the initial Specified Amount, and the increase is not due to a change in the death benefit option, the amount of the increase can be exchanged for a permanent fixed premium, fixed benefit life insurance policy issued by the Company. The death benefit payable under the new policy will equal the Specified Amount increase. You may be able to transfer the Cash Value attributable to the Specified Amount increase under the original Policy to the new policy. The Cash Value attributable to the increase is the amount by which total premiums paid exceed the maximum premium limitation for the original Policy calculated as if the increase had not occurred. However, the Cash Value of the Specified Amount increase will not be transferred if it would cause the Cash Surrender Value of the original Policy to become negative.

ILLUSTRATIONS

This Prospectus (Appendix A) contains illustrations of both projected Cash Values and death benefits based on assumed returns of the Variable Life Account. The illustrations may be helpful in understanding how the Policy works. For illustrations not shown, contact your sales representative.

You may also request a projection of illustrative future death benefits and policy values at any time. You must request illustrations in writing and send it to the Company. You may be charged a maximum fee of $25 for the projection. The illustration will be based on assumptions as to the Specified Amount of the death benefit, anticipated earnings and future premium payments, along with other assumptions that may be appropriate or agreed to by you and the Company.

                                    PREMIUMS

Initial Premium     The initial premium is due on or before the Policy Date and must be paid to the Company at its home office. Coverage will not take effect until the initial premium has been paid and the Policy has been issued during your lifetime.

First Year          The initial premium, together with the first-year planned
Minimum Premium     premiums, must be sufficient to meet the minimum premium
                    requirement under the death benefit guarantee provision for the first year.

Planned Premiums    Although you have the option of making flexible premium
                    payments, you can establish a planned premium payment plan.
                    This will allow you to make premium payments annually, semi-annually, quarterly, or monthly by automatic withdrawal from your checking account. Planned premiums must be in the following minimum amounts, unless the Company specifies a lower amount:

                                                                      Planned Premium
                           Frequency of Payment                        Minimum Amount
                           --------------------                        --------------
                           Annual                                           $200
                           Semi-Annual                                      $125
                           Quarterly                                        $ 75
                           Monthly                                          $ 15
                           (Automatic Bank Withdrawal Only)

                           You may change the frequency and amount of planned premiums by notifying the Company in writing. The Company has the right to limit the amount of any increase in planned premiums. If the Company receives any premium payment that exceeds the planned premium specified, it will be considered an additional premium, subject to the "Additional Premiums" provision of the Policy, which is discussed below.

                           Payment of planned premiums will not guarantee that the Policy will not lapse. This is because even if you make a premium payment, if the Cash Surrender Value is insufficient to pay the monthly charges, and the grace period expires without payment of a sufficient premium payment or loan repayment, the Policy will lapse. However, the death benefit guarantee may be in effect, which will guarantee payment of a death benefit even if the Cash Surrender Value is insufficient, provided certain conditions are met. These conditions are discussed below.

Additional                 You may make additional premium payments of at least
Premiums                   $50 at any time prior to the Maturity Date of the
                           Policy. The Company reserves the right to limit the amount of additional premium payments in order to meet the requirements and restrictions of federal tax law and related regulations. Premium limitations are set out on the specifications page of the Policy.

Unless you instruct otherwise, all payments the Company receives will be considered premium payments, even if there is a loan outstanding. If you are making a loan repayment, you must state that payment is to be applied to the outstanding Policy loan.


MAXIMUM PREMIUM LIMITATIONS

In order to comply with federal tax law, the Company will limit the total amount of premiums, both planned and additional, that may be paid during each Policy Year. This is the "maximum premium limitation." Because the maximum premium limitation is dependent in part on the Policy's Specified Amount, changes in the Specified Amount may affect this limitation. In the event you pay a premium which causes the maximum premium limitation to be exceeded, the Company will accept only that portion of the premium up to the maximum limitation and return the excess to you. Thereafter, no premiums will be accepted until they do not exceed the maximum premium limitation.

DEATH BENEFIT GUARANTEE

If the minimum premium requirement described below is met, the Policy will not lapse, even if the Cash Surrender Value is insufficient to cover the monthly deductions when due.

The minimum premium requirement is met when the sum of all premiums paid is not less than:

(1) the sum of all monthly death benefit guarantee premiums as shown on the specifications page of the Policy, PLUS

(2)      the current Policy indebtedness, PLUS

(3) the sum of all partial surrenders, partial surrender charges, and partial surrender administrative fees, PLUS

(4) the sum of all monthly deductions for any additional benefits provided by a rider to the Policy.

All sums in the minimum premium requirement include values for the current Policy Month.

The initial monthly death benefit guarantee premium is shown on the specifications page of your Policy. This premium will change if you increase or decrease the Specified Amount or if you change the death benefit option. At the time of the change, the Company will recalculate the monthly death benefit guarantee premium based on your age, the death benefit option you have chosen, and the new Specified Amount. Any change in the amount of the death benefit guarantee premium will be shown on a Policy amendment which the Company will send you.

GRACE PERIOD

If the death benefit guarantee is not in effect, and if the Cash Surrender Value is not sufficient to cover the monthly deduction when due, a grace period of 61 days will be allowed for you to make a premium payment or a loan repayment which is sufficient to cover the month deduction. The grace period begins on the Monthly Processing Day during which there is insufficient Cash Surrender Value. The Company will mail a notice to your last known address that the grace period is in effect.

The Policy will not lapse during the grace period. During the grace period, the death benefit will equal the amount of death benefit in effect immediately prior to the grace period, less any outstanding Policy loans and unpaid charges.

Under certain circumstances, even if there is insufficient Cash Surrender Value to cover the monthly deduction, the Policy will not lapse if the death benefit guarantee is in effect.

REINSTATEMENT

After a lapse, you may request that the Policy be reinstated. Policy reinstatement is subject to the following conditions:

    - You must request reinstatement in writing and it must be received by the Company's home office within three years from the date of lapse; AND

    - The Company must receive proof that you, or if you were not the Insured, the person whose life was insured under the Policy, is still insurable; AND

    - You must make a premium payment that is sufficient to cover the monthly deductions for the first two Policy Months following reinstatement.

The Policy will be reinstated on the next valuation date following the date that all of the above conditions have been met. If you surrender the Policy for its full Cash Surrender Value, the Company will not reinstate the Policy.

                             CHARGES AND DEDUCTIONS

The following section describes the fees and expenses that you will pay when purchasing, owning, and surrendering the Policy.

DEDUCTIONS FROM PREMIUMS

         Sales Charge      The Company deducts a front-end sales expense charge,
                           or sales load, of 5% from each premium payment you make. The amount of the sales load deducted in any one Policy Year may not be specifically related to the actual sales expenses incurred in that year. To the extent that the amount deducted does not cover the Company's actual sales expenses, these expenses may be recovered from the charges for mortality and expense risks, the deferred sales charge and from mortality gains.

         Premium Tax       The Company deducts the amount of any premium tax
                           owed to any state or other governmental entity.
                           Premium taxes currently vary from state to state and range from 0% to 3.5%.


DEDUCTIONS FROM THE VARIABLE LIFE ACCOUNT

         Mortality and     The Company deducts a mortality and expense risk
         Expense Risk      premium equal, on an annual basis to 0.90% of the
         Premium           daily net asset value of the Variable Life Account.
                           This premium compensates the Company for the mortality and expense risks it assumes under the Policy. Mortality risk is the possibility that all Insured persons, as a group, may not live as long as expected. Expense risk is the possibility that the Company's actual expenses may be greater than anticipated.

         Death Benefit     The Company deducts a death benefit guarantee risk
         Guarantee Risk    charge which is equal on an annual basis to 0.15% of
         Charge            the daily net asset value of the Variable Life
                           Account. This charge compensates the Company for assuming risks associated with the death benefit guarantee.

         Taxes The Company reserves the right to deduct any amount due for income taxes resulting from the investment operation of any

                           Subaccount. The Company does not currently make a deduction for income taxes.

DEDUCTIONS FROM CASH VALUE

         Monthly           The Company makes a monthly deduction from the Cash
         Deduction         Value of the Policy at the beginning of each Policy
                           Month totaling the sum of:

                           (1) the cost of insurance for the Policy and any additional benefits provided by rider to the Policy; PLUS

                           (2) a $5 monthly administrative fee to reimburse the Company for administering the Policy and the Variable Life Account. This includes issuing policies, underwriting, maintaining policy records, policy service, billing and collecting premium, preparing reports to Policy Owners, accounting, calculating reserves, meeting regulatory reporting requirements, and auditing the Variable Life Account.

         How Charge is Deducted: The Company deducts the monthly deduction by canceling accumulation units from each applicable Subaccount in the ratio that the Cash Value of the Subaccount bears to the total of Subaccount Cash Values.

         The cost of insurance for the Policy is determined on a Policy Month basis. The amount will vary from month-to-month and depends on the death benefit option in effect, the Cash Value, your age, sex and risk classification. The cost of insurance is calculated by multiplying the difference between the death benefit in effect divided by 1.0040741 and the Cash Value by the monthly mortality charge. Because the investment performance of the Variable Life Account or the level of premium payments will affect the death benefit or the Cash Value, they will also affect the cost of insurance. The Company calculates the cost of insurance for any rider separately.

         The mortality charge is based on the Company's current mortality rates, which in turn are based on the Insured person's age, sex and risk class. The risk class will be determined separately for the initial Specified Amount and for any subsequent increase in the Specified Amount that requires evidence of insurability. The Company determines the current mortality rates according to expectations of future mortality experience. These rates are not guaranteed and may be changed from time to time, but will never exceed the maximum rates shown in the "Table of Guaranteed Maximum Mortality Rates" which is included in the Policy. Any change the Company makes in mortality rates will apply to all Insured persons of the same sex, age and risk class. The guaranteed rates for standard risks are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday. The guaranteed rates for Insured persons classified as smokers or medically substandard are based on a multiple of the 1980 CSO Table. A multiple could be as high as five times the 1980 CSO Table.

         Transfer Fee      At its option, the Company may deduct a fee, not to
                           exceed $25, for each transfer. The deduction will be made from the amounts transferred.

DEDUCTIONS FROM SURRENDERED VALUES

         Full Surrender    If you totally surrender the Policy prior to the
         Charge            Maturity Date, the Company may impose a full
                           surrender charge. If you fully surrender the Policy during the first nine Policy Years after it is issued, or if you increase the Specified Amount, the Company will impose the full surrender charge. The amount of the full surrender charge will be the total of the four charges outlined below, or a percentage of the total of the four charges, depending on the number of years the Policy, or the increase in Specified Amount, has been in effect. The full surrender charge will remain constant from the date of issue or increase through the 4th Policy Year, and then it is reduced each year until it reaches zero in the 10th year. The amount of the full surrender charge is determined by multiplying the total of the four charges by the applicable percentage. The applicable percentages are shown below where the year is the number of full Policy Years from the date the Policy was issued, or from the Policy Anniversary
                           Date on or preceding the date of each increase in the Specified Amount, to the date of surrender.


                           Completed Policy Years          Applicable Percentages
                           ----------------------          ----------------------
                                    0-4                             100
                                    5                                80
                                    6                                60
                                    7                                40
                                    8                                20
                                    9+                                0

                           The 4 charges used to calculate the full surrender charge are:

                           (1) Contingent Deferred Administrative Expense Charge. This charge is calculated as $3.50 per $1,000 on the first $100,000 of the Specified Amount, plus $1.50 per $1,000 on the excess above $100,000. The maximum contingent deferred administrative charge is $750. This charge covers the administrative expenses in connection with issuing the Policy.

                           (2)   Deferred Sales Charge. This charge is
                                 calculated as 25% of the Target Surrender
                                 Premium, or 25% of the actual premiums you paid in the first Policy Year, if less. The Target Surrender Premium is show on the specifications page of the Policy and is calculated to be less than or equal to the guideline annual premium as defined in the applicable rules and regulations under the Investment Company Act of 1940.

                           (3) Additional Contingent Deferred Administrative Expense Charge. This charge may result from an increase in the Specified Amount. The maximum charge is calculated as $3.50 per $1,000 on the first $100,000 of the Specified Amount increase, plus $1.50 per $1,000 above $100,000.
                                 The maximum charge is $750 for each increase in the Specified Amount.

                           (4) Additional Deferred Sales Charge. This charge may result from an increase in the Specified Amount and is 25% of the lesser of:

                             a) the Target Surrender Premium for the increase in the Specified Amount as shown on the Policy amendment; or

                             b) the portion of the actual premiums paid in the first 12 Policy Months following the effective date of the increase in the Specified Amount that exceeds the Target Surrender Premium for the Policy that was in effect prior to the increase in the Specified Amount.

                           Explanations:

                           The Target Surrender Premium is based on your age and sex on the date an increase in the Specified Amount is effective. The Company reserves the right to require a minimum premium payment during the first 12 months following the effective date of an increase in the Specified Amount.

                           Federal securities laws limit the sales load that can be charged. The total of all front-end sales charges and deferred sales charges applicable to the Policy will not exceed the federal limitation.

                           The full surrender charge as calculated above will be reduced by the total of all partial surrender charges previously deducted. In no event will the full surrender charge be less than zero.

                           A decrease in the Specified Amount will not change any existing surrender charges.


         Partial Surrender The Company may impose this charge when the Policy is
         Charge partially surrendered; that is, when you withdraw a portion of the Cash Value. The partial surrender charge is a percentage of the full surrender charge equal to the percentage of Cash Surrender Value being withdrawn. For example, if the partial withdrawal is 20% of the Policy's Cash Surrender Value, then 20% of the full surrender charge will be imposed.

         Partial Surrender The Company imposes this charge to compensate it for
         Administrative    processing the partial surrender.  It is the lesser
         Charge            of 2% of the amount surrendered or $25.

                           Explanation: The partial surrender charge and the partial surrender administrative charge are in addition to the amount surrendered. The charges will be deducted proportionately from all the Subaccounts in which the Policy is invested unless you designate a specific Subaccount.


TRUST AND MANAGERS TRUST ANNNAL EXPENSES

There are deductions from and expenses paid out of the assets of the available Portfolios, which are summarized below. See the Trust Prospectus for a complete description.

                 Neuberger Berman Advisers Management Trust and
                    Advisers Managers Trust Annual Expenses(1)
       (as a percentage of the average daily net assets of the Portfolio)


                         Investment Management                      Total Annual
Portfolio                and Administration Fees   Other Expenses     Expenses
---------                -----------------------   --------------     --------

Liquid Asset(2)                    .65%                .35%            1.00%

Balanced                           .85%                .18%            1.03%

Growth                             .83%                .09%             .92%

Limited Maturity Bond              .65%                .11%             .76%













-------------------------
(1) The Trust is divided into eight Portfolios, four of which are available with the Policy. Each Portfolio invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" include all other expenses of the Portfolio and its corresponding series.

(2) Expenses reflect expense reimbursement. NB Management has undertaken to reimburse the Liquid Asset Portfolio for certain operating expenses, including compensation of NB Management and excluding certain other expenses that exceed, in the aggregate, 1% of the Portfolio's average daily net asset value. Absent such reimbursement, the "Total Annual Expenses" for the year ended December 31, 1998, would have been 1.14% for the Liquid Asset Portfolio. This expense reimbursement policy is subject to termination upon 60 days written notice and there can be no assurance that it will be continued thereafter.

GROUP ARRANGEMENTS

The following charges and minimum amounts may be reduced or eliminated when the Policy is issued to individuals or a group of individuals resulting in sales or administrative expense savings:

         -    front-end sales charge
         -    monthly administrative charge
         -    deferred sales charge
         -    deferred administrative expense charge
         -    minimum premium
         -    minimum amount of insurance

The Company will determine if a group is entitled to have the charges and minimum amounts reduced or eliminated based on these 4 factors:

         (1) The size and type of group. Generally, sales expenses for larger groups are less than for small groups because more policies can be issued to a large group with fewer sales contacts.

         (2) The total amount of premium that will be received. Per-policy sales expenses are likely to be less on larger premiums payments than on smaller ones.

         (3) Any prior or existing relationship with the Company. Per-policy sales and administrative expenses are likely to be less when an established relationship exists.

         (4) Other group factors may come to light that warrant a reduction or elimination of the charges and minimum amounts.

From time to time, the Company may modify both the amounts of reductions and the criteria for qualification, but in no event will reduction or elimination of these charges or of any other provision of the Policy be permitted if it will be unfairly discriminatory to any person.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT

A death benefit will be payable as long as the Policy is in effect. The death benefit will be reduced by any outstanding Policy loans and any unpaid charges applicable to the Policy. If you are the Insured, when you die, the death benefit will be paid to the named Beneficiary. All or part of the death benefit may be paid in cash or applied under one or more the optional settlement plans.

DEATH BENEFIT OPTIONS

There are two death benefit options available, and the amount of the death benefit will depend on the death benefit option in effect at the time of your death. You may elect one of two options to determine the amount of the death benefit.

         Option 1 The death benefit equals the greater of the Specified Amount or the Cash Value multiplied by the applicable corridor percentage.

         Option 2   The death benefit is the greater of

                         (a) the Specified Amount PLUS the Cash Value; or
                         (b) the Cash Value multiplied by a corridor percentage.

The Specified Amount and the Cash Value used to determine the death benefit will be calculated at the end of the Valuation Period next following the date of your death.

                              Corridor Percentages

        Age           %          Age          %         Age          %
        ---           -          ---          -         ---          -

    40 or less       250         55          150        70          115
        41           243         56          146        71          113
        42           236         57          142        72          111
        43           229         58          138        73          109
        44           222         59          134        74          107
        45           215         60          130        75          105
        46           209         61          128        76          105
        47           203         62          126        77          105
        48           197         63          124        78          105
        49           191         64          122       79-90        105
        50           185         65          120        91          104
        51           178         66          119        92          103
        52           171         67          118        93          102
        53           164         68          117        94          101
        54           157         69          116        95+         100


Under both Option 1 and Option 2, premium payments and favorable investment results will increase the Cash Value. However, increased Cash Value has a different effect on each option.

                       Effect of Increased Cash Value on Death Benefit Options
-------------------------------------------------- --------------------------------------------------------
                 Option 1                                               Option 2

-------------------------------------------------- --------------------------------------------------------
Decreases amount of the monthly deductions          Increases the Policy's death benefit
and the amount of premium necessary to keep
the Policy in effect.
-------------------------------------------------- --------------------------------------------------------

Increases the amounts available for Policy loans     Increases the amounts available for Policy loans and
and surrenders.                                      and surrenders.

-------------------------------------------------- --------------------------------------------------------

Your insurance goals should determine the death benefit option you choose.

             Choose Option 1

             if you are satisfied with the amount of your life insurance coverage and prefer to have premium payments and favorable investment results reflect an increase in Cash Value.

             Choose Option 2

             if you prefer to have favorable investment results partly reflect an increase in the death benefit.

CHANGING DEATH BENEFIT OPTIONS

You may change the death benefit option you have selected by sending a written request to the Company. When the Company approves the request, the change will take effect on the Monthly Processing Day next following the date the Company receives the request. A change may result in a new Specified Amount and you may be asked to provide evidence of insurability satisfactory to the Company before the change will be made.

             A change from Option 2 to Option 1

             will increase the Specified Amount by the Policy's Cash Value calculated at the end of the Valuation Period next following the effective date of the change. When Option 2 is changed to Option 1, the Company may require evidence of insurability.

             A change from Option 1 to Option 2

             will decrease the Specified Amount by the Policy's Cash Value calculated at the end of the Valuation Period next following the effective date of the change.

Changing the death benefit option will also change the cost-of-insurance charge for the duration of the Policy. The mortality charge is the same under both options, but the difference between the death benefit and the Cash Value varies directly with the Cash Value under Option 1, but is constant under Option 2, unless the death benefit is determined by applying a corridor percentage.

CHANGING THE SPECIFIED AMOUNT

You may increase or decrease the Specified Amount of the death benefit by sending a written request to the Company. Any change is subject to the following conditions:

    -    The Specified Amount cannot be changed during the first Policy Year.

    - The Specified Amount can only be changed once during any subsequent Policy Year.

    - The Specified Amount cannot be less than the minimum Specified Amount, which is currently $50,000, unless the Company's current rules allow a lower amount.

A decrease will become effective on the Monthly Processing Day following the date the Company receives a request and will be effected on a last-in-first-out basis. That is, for purposes of determining the cost of insurance charge, a decrease will apply to the Specified Amount provided by the most recent increase; then the next most recent increase successively; then the initial Specified Amount. The Company will not permit a decrease in the Specified Amount if the decrease causes the Policy to violate the maximum premium limitation. The Company will impose a deferred sales charge when the Specified Amount is decreased.

You must submit a supplemental application to request an increase in the Specified Amount. You will be required to provide satisfactory evidence of insurability. Any increase approved by the Company will become effective on the Monthly Processing Day next following the Company's approval. An increase will not become effective if the Policy's Cash Surrender Value is insufficient to cover the monthly deduction for the Policy Month following the increase. When the Specified Amount is increased, you have the right to the free-look and Policy exchange privileges.

EFFECTS OF CHANGING THE SPECIFIED AMOUNT

Changing the Specified Amount will result in a change in the cost of insurance charge because the amount of the cost of insurance charge depends on the difference between the death benefit option in effect and the Cash Value.

In addition, changing the Specified Amount may affect the premium requirement for the minimum death benefit guarantee.

Whenever the Specified Amount is increased, a separate full surrender charge will be calculated based on the amount of the increase, unless the increase is due to a change from death benefit Option 2 to death benefit Option 1. No increase will be allowed if the Policy does not have sufficient Cash Surrender Value to support the additional deferred charges. As a condition following an increase, the Company may require payment of additional premium equal to the first year minimum premium that would be charged based on the then-age and risk class for a newly-issued policy with a Specified Amount equal to the amount of increase. Because the cost of insurance varies directly with the difference between the death benefit and the Cash Value, an increase in the Specified Amount will generally require higher premium payments to support the Policy.

         Example: Assume a 40-year-old non-smoker buys a $100,000 policy and chooses death benefit Option 1. Also assume that all policy charges and deductions are made and that the net investment return after all asset-based charges are deducted is 5% (8.08% gross investment return). The following table shows the effect on Cash Values and Cash Surrender Values under 3 alternatives:

                   (1)  the Specified Amount is not changed
                   (2)  the Specified Amount is increased to $250,000
                   (3)  the Specified Amount is decreased to $50,000

                   The  changes occur 5 years after the policy is issued.


                          No change in              Increase in Specified               Decrease in Specified
                        Specified Amount              Amount to $250,000                  Amount to $50,000
                        ----------------              ------------------                  -----------------
                                      Cash                             Cash                             Cash
     End of          Cash          Surrender          Cash           Surrender          Cash          Surrender
   Policy Yr.        Value           Value            Value            Value           Value            Value

       5           $  6,586         $  6,004        $  6,586         $  6,004         $  6,586        $  6,004
       6              8,105            7,668          10,528            8,932            7,300           6,863
       7              9,696            9,405          14,663           13,212            8,046           7,755
       10            14,940           14,940          28,328           27,400           10,495          10,495
       20            38,636           38,636          90,775           90,775           21,359          21,359
     Age 65          55,504           55,504         135,742          135,742           28,941          28,941

         Explanation: The premium paid in all cases is assumed to be equal to the minimum death benefit guarantee premium, which would be $1,511 at issue, increases to $4,368 when the Specified Amount is increased to $250,000, and decreases to $558 when the Specified Amount is decreased to $50,000.

POLICY MATURITY

If the Policy is in effect on the Policy Anniversary Date on or after your 95th birthday, the Policy will mature and the Cash Value, less any amounts owed for Policy loans calculated at the end of the Valuation Period following the Maturity Date, will be paid to you. You may take the Cash Value in a lump or payment can be made under a settlement option acceptable to the Company.

CASH VALUE

The Policy's Cash Value is the sum of the Subaccount Cash Values and any Cash Value held in the Company's General Account to secure a Policy loan. Cash values will be determined at the end of every Valuation Period and may change on each valuation date. The Cash Value will vary with the investment performance of the underlying Portfolios and in relation to the charges deducted and the premiums paid. THERE IS NO GUARANTEED MINIMUM CASH VALUE.

DETERMINATION OF ACCUMULATION UNIT

An accumulation unit is an accounting unit of measure used to calculate Policy values. The value of an accumulation unit may vary from Valuation Period to Valuation Period. Net premiums allocated to a Subaccount are credited in accumulation units. Charges deducted from a Subaccount, including monthly deductions, result in cancellation of accumulation units. The number of accumulation units credited to or canceled from a Subaccount is determined by dividing the dollar value of the credit or cancellation by the value of one accumulation unit.

         Example:   Dollar value of credit (Portfolio payment)     =      $100

                    Value of one Subaccount accumulation unit      =      $ 10

                    $100 / $10 = 10 accumulation units credited to Subaccount

The Subaccount Cash Value is determined by multiplying the number of accumulation units attributable to the Subaccount by the value of one accumulation unit for the Subaccount.

         Example:   Number of Policy Owner accumulation units
                    in Subaccount                               =       250

                    Value of one Subaccount accumulation unit   =       $10

                          250 x $10 = $2,500 Cash Value

Initially, the value of an accumulation unit was set at $10. For each subsequent Valuation Period, the Company determines the accumulation unit value. It does this by

         (1) determining the total amount of money invested in the particular Subaccount;

          (2) subtracting from that amount the mortality and expense risk premum and any other charges such as taxes the Company has deducted; and

         (3) dividing this amount by the number of outstanding Accumulation
         Units.


POLICY SURRENDER

While the Policy is in effect, you may request a partial or full surrender of the Policy. Your request for a surrender must meet the following requirements:

         -    it must be in writing

         -    it must made while the Policy is in effect

         -    it must be made during your lifetime

         -    it must be made prior to the Maturity Date

PARTIAL SURRENDER

A partial surrender is treated as a withdrawal of part of the Policy's Cash Value. The amount of the surrender will be taken from the Cash Value of the Subaccount or Subaccounts you designate and will result in cancellation of Subaccount accumulation units. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

The Company will deduct a partial surrender administrative charge equal to 2% of the amount surrendered or $25, whichever is less. The Company may also deduct a partial surrender charge.

The Policy's Cash Value and death benefit will be reduced by the sum of

         (1)  the amount of the partial surrender, PLUS
         (2)  the partial surrender administrative charge, PLUS
         (3)  the partial surrender charge.

If you have selected death benefit Option 1, a partial surrender will cause the Specified Amount to decrease by the sum of

         (1)  the amount of the partial surrender, PLUS
         (2)  the partial surrender administrative charge, PLUS
         (3)  the partial surrender charge.

While there currently is no limit to the number of partial surrenders that you can make during a Policy Year, the Company reserves the right to impose a limit.

You should consult your tax adviser as to the possible tax consequences if the amount of the partial surrender exceeds premiums paid. It may be more advantageous for you to take out a Policy loan if the need for cash is temporary.

FULL SURRENDER

Under a full surrender, the Company will pay you the entire Cash Surrender Value of the Policy and the Policy will terminate. The full Cash Surrender Value is equal to the Cash Value calculated at the end of the Valuation Period next following the date on which the Company receives the request for full surrender, less any outstanding Policy loans and less the full surrender charge. The full surrender charge is calculated as of the end of the Valuation Period next following the date on which the Company receives the request for a full surrender.

POLICY LOANS

As long as the Policy is in effect, you may obtain a loan from the Company using the Policy as the only security, subject to the following restrictions:

         - You cannot make a request before the first anniversary date of the Policy.

         -    You must make the Request in writing.

         -    The maximum loan amount is 90% of (a) MINUS (b), where:

                    (a) is the Policy's Cash Value, and
                    (b) is the full surrender charge at the end of the Valuation
               Period during which the loan request is received.

         - The maximum amount you can borrow at any one time is the maximum loan amount, less any outstanding Policy indebtedness, including any other outstanding Policy loans.

         - If the loan is approved, the Company will send a check within seven days after it receives the loan request.

         - Payment of any loan proceeds may be suspended under certain circumstances as detailed in the section entitled "Suspension of Payments."

Loan proceeds may be taxable if the Policy is a modified endowment contract. See "Federal Tax Status."

ALLOCATION OF LOANS

At the end of the Valuation Period during which the loan is made, a portion of the Cash Value equal to the loan amount will be transferred from the Subaccounts of the Variable Life Account into the General Account of the Company. The amount transferred to the General Account does not participate in the investment experience of the Variable Life Account. The amount of any interest due on the loan that remains unpaid is also transferred to the General Account. These transfers result in the cancellation of accumulation units within the Subaccounts of the Variable Life Account. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

INTEREST CHARGED

The Company will charge an annual effective interest rate of 8% on Policy loans. Interest is due at the end of each Policy Year. Unpaid interest will be added to the existing Policy loan and charged interest at 8%.

INTEREST CREDITED

Interest will accrue daily on the Cash Value held in the General Account at an annual rate of 6% and will be credited at the end of each Policy Year. Credited interest will be transferred to the Variable Life Account and allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts.

LAPSE DUE TO LOAN

Policy indebtedness is the sum of all outstanding Policy loans and accrued interest. If Policy indebtedness causes the Cash Surrender Value of the Policy to equal zero or become negative, and the death benefit guarantee is not in effect, the Company will notify you, along with any collateral assignee of record, that the Policy will lapse and terminate without value.

In order to prevent the Policy from lapsing and terminating without value, you must make a payment to the Company within 61 days from the date the notice is sent. The payment must at least equal the amount by which the Policy indebtedness exceeds the Cash Value less any remaining surrender charges. Policy indebtedness will affect the applicability of the death benefit guarantee.

LOAN REPAYMENT

You may repay Policy loans in full or in part at any time while the Policy is in effect. Outstanding Policy loans and accrued interest are subtracted from final payments made under the Policy. These are:

         -    the death benefit paid on your death
         -    the Cash Value when there is a full surrender of the Policy
         -    the Cash Value payable at the Maturity Date

When you make a Policy loan payment, an amount equal to the payment is transferred from the Cash Value in the General Account securing the loan to the Variable Life Account and is allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts. If you send a loan payment to the Company, you must indicate that it is a loan repayment. Otherwise, the payment will be treated as a premium payment.

                             OTHER POLICY PROVISIONS

POLICY OWNER

It is assumed that the Policy Owner is the Insured, unless otherwise specified in the Policy application. The Policy Owner may exercise all rights and privileges granted under the Policy without the consent of any revocable Beneficiary.

CONTINGENT POLICY OWNER

If you are the Policy Owner, but NOT the Insured, you may name a Contingent Policy Owner. In that situation, if you die before the Insured, the Contingent Policy Owner you have named in the application becomes the Policy Owner and possesses all rights of the Policy Owner. At your death, if the Contingent Policy Owner is deceased, or if you have not named a Contingent Policy Owner, ownership of the Policy passes to your estate.

CHANGING THE POLICY OWNER OR CONTINGENT POLICY OWNER

By providing the Company with a dated and signed written notice, you may change the Policy Owner or the Contingent Policy Owner if you are not also the Insured. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to living when the Company records a change in Policy Owner in order for the change to be effective. You do not have to be living when the Company records a change of Contingent Policy Owner in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records a change.

BENEFICIARY

The Beneficiary is named in the application. If, for whatever reason, there is no Beneficiary when the Insured dies, the Company will pay the death benefit to you as the Policy Owner, or to your estate if you are deceased when the Insured dies. If the Beneficiary dies at the same time or within 10 days of the Insured, the death benefit will be paid as though the Beneficiary died before the Insured.

CHANGING THE BENEFICIARY

By providing the Company with a dated and signed written notice, you may change the Beneficiary. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to living when the Company records a change in Beneficiary in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records the change.

ASSIGNMENT

As the Policy Owner, you may assign the Policy as collateral. The Company is not responsible for the validity or effect of any collateral assignment. The interest of any revocable Beneficiary will be subject to the terms of the assignment. The Company will not be responsible for knowledge of any assignment until it receives written notice of the assignment and it records the assignment.

INCONTESTABILITY

Except if you fail to pay premiums, the Company will not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the date the Policy was issued. This will not apply to any riders to the Policy. Any increase in the Specified Amount after the date the Policy is issued will be incontestable only after the increase has been in effect during the Insured's lifetime for two years after the effective date of the increase.

MISSTATEMENT OF AGE OR SEX

If your age or sex has been misstated in the application, the death benefit will be adjusted by the difference between the monthly charges actually deducted and the monthly charges that would have been deducted at the correct age and sex. The adjustment will be accumulated based on investment returns that were credited to the Cash Value.

NO DIVIDENDS

The Policy is non-participating, which means you will not receive dividends or share in the Company's profits or surplus.

OPTIONAL SETTLEMENT PLANS

The Company will pay benefits under the Policy in one lump sum unless you choose an optional settlement plan. The following provisions apply:

- You may choose a settlement plan while the Policy is in effect and while the Insured is living.

- If you have not chosen a settlement plan, your Beneficiary may choose one after your death.

- In order to choose a settlement plan, you must send a dated and signed written notice to the Company.

- If approved by the Company, the plan you choose will be effective from the date the notice was signed.

- The Company will not be responsible for any payment made or other action taken before the selection has been recorded by the Company.

You can choose from the following settlement plans:

Plan 1             The Company will hold the Policy proceeds and make payments
Proceeds Held      at the times and in the amounts that you and the Company
at Interest        agree on, as long as the Policy remains in effect. The
                   Company will credit the Policy proceeds held with an effective annual interest rate of at least 4%. When the payee dies, any remaining Policy proceeds will be paid to his or her estate, unless otherwise specified.

Plan 2             The Company will make monthly payments as long as the payee
Lifetime Payments  lives. A guaranteed number of payments may be chosen. If the
with a Guarantee   payee dies before the guaranteed number of payments has been made, the Company will continue the payments until the guaranteed number of payments has been made.

                             SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone any payment under the Policy when:

         (1) the New York Stock Exchange is closed on other than customary weekend and holiday closings;

         (2) trading on the New York Stock Exchange is restricted;

         (3) an emergency exists and it is not reasonably practicable to dispose of the securities held in the Variable Life Account, or it is not reasonably practicable to determine the net asset value of the Variable Life Account; or

         (4) during any other period when the Securities and Exchange Commission permits suspension of payments.

The applicable rules and regulations of the Securities and Exchange Commission will control as to whether conditions (2) or (3) exist.

                               FEDERAL TAX STATUS

NOTE: The following discussion is based on the Company's understanding of current federal tax laws applicable to life insurance in general. The Company cannot predict if these laws will change. Section 7702 of the Internal Revenue Code of 1986, as amended, defines the term "life insurance contract" for purposes of applying the tax laws to life insurance policies. The Company believes that the Policy qualifies as a life insurance contract under Section 7702; however, the Company does not guarantee the tax status of the Policy. You bear complete risk that the Policy may not be deemed a life insurance contract by the IRS. The following discussion is not exhaustive and you should understand that there may be special federal tax rules not discussed in this Prospectus that are applicable in certain situations. You are cautioned to consult your own tax adviser regarding how federal tax laws may apply to the Policy.

INTRODUCTION

This discussion of federal tax status is general in nature and is not intended to provide you with tax advice. You should discuss the applicability of federal tax laws on the Policy with your tax adviser. No attempt has been made to consider any state tax laws or any other tax laws. The Company is not making any representations or guarantees that current federal tax laws will not be changed or that current interpretations of the federal tax laws will not be changed.

The Company is taxed as a life insurance company under federal tax laws. For federal income tax purposes, the Variable Life Account is not a separate entity from the Company and its operations form a part of the Company.

MODIFIED ENDOWMENT CONTRACTS

Federal tax laws alter the treatment accorded to loans and certain distributions from life insurance policies that are considered to be modified endowment contracts. Generally, the variable life insurance policy described in this Prospectus will not be considered a modified endowment contract.

A modified endowment contract is a contract which is entered into or materially changed on or after June 21, 1988, and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under a contract at any time during the first 7 years of the contract exceeds the sum of the net level premiums that would have been paid on or before such time if the contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change includes any increase in the future benefits or addition of qualified additional benefits provided under a contract unless the increase is due to

         - the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first 7 years of the contract; or

         - the crediting of interest or other earnings (including dividends) with respect to such premiums.

Additionally, any policy issued in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-pay test. However, an exchange under
Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid. Due to the flexible premium feature of a variable life insurance policy, the circumstances of each policy will be considered individually in determining whether it will be treated as a modified endowment contract.

If a policy is determined to be a modified endowment contract, partial or full surrenders and/or loan proceeds are taxable to the extent of income in the policy. Such distributions are deemed to be on a last-in-first-out basis, which means that the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of loans or surrenders. The penalty will not apply to any distribution:

         - made to a taxpayer who is at least age 59 1/2 on the date of the distribution;

         - made to a taxpayer who is disabled as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended; or

         - made as part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a policy is not classified as a modified endowment contract, then any surrenders will be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first 15 years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loan from a policy that is not classified as a modified endowment contract will be treated as indebtedness of the Policy Owner and not as a distribution. Upon complete surrender or when maturity benefits are paid, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

Interest paid on a policy loan is generally not deductible. Furthermore, no deduction will be allowed for interest on a loan under a policy covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Internal Revenue Code of 1986, as amended (the "Code").

YOU SHOULD CONSULT YOUR OWN TAX ADVISER REGARDING THE TREATMENT OF YOUR POLICY AND THE POSSIBLE TAX CONSEQUENCES OF TAKING LOANS OR SURRENDERS FROM YOUR POLICY.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the U.S. Treasury Department. If it is determined that your variable life insurance policy does not qualify as a life insurance contract, you will be liable for federal income taxes on the earnings portion of the policy prior to receiving any pay-outs from the policy. The Code has a safe harbor provision which provides that life insurance policies, such as your variable life policy, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

In 1989, the Treasury Department issued regulations which amplify the diversification requirements for variable contracts and provide an alternative to the safe harbor provision described above. Under the regulations, an investment Portfolio will be deemed adequately diversified if

         - no more than 55% of the value of the total assets of the Portfolio is represented by any one investment;

         - no more than 70% of the value of the total assets of the Portfolio is represented by any two investments;

         - no more than 80% of the total assets of the Portfolio is represented by any three investments;

         - no more than 90% of the total assets of the Portfolio is represented by any four investments.

For purposes of the regulations, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

The Company intends that all underlying assets of the Variable Life Account will be managed in order to comply with these diversification requirements.

Currently, there is no official guidance as to whether, or under what circumstances, control of the investments of the Variable Life Account by the owners of variable life policies will cause the owners to be treated as owners of the assets of the Variable Life Account, thereby causing the variable life policy to lose its favorable tax treatment.

The amount of Policy Owner control which may be exercised under the Policy is different in some respect from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that a Policy owner was not the owner of the assets of a separate account. It is unknown whether these differences, such as the Policy Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Policy Owner to be considered the owner of the assets of the Variable Life Account.

In the event any forthcoming guidance or ruling sets forth a new position, the guidance or ruling will generally be applied only prospectively. However, if the ruling or guidance does not set forth a new position, it may be applied retroactively, resulting in the Policy Owner being retroactively determined to be the owner of the assets of the Variable Life Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY

The Policy has been designed to comply with the definition of a life insurance contract contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, the Company has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While every attempt has been made by the Company to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that that the Internal Revenue Service will not concur with the Company's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult a tax adviser regarding the tax consequences of purchasing the Policy.

POLICY PROCEEDS

The tax treatment accorded to loan proceeds and/or surrender payments from the Policy will depend on whether the Policy is considered to be a modified endowment contract. Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit is excluded from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you, as the Policy Owner are not deemed to be in constructive receipt of the Cash Value or Cash Surrender Value, including increments thereon, under the Policy until there is a distribution of such amounts.

If death benefit proceeds are held by the Company at interest, any interest credited is included in the Beneficiary's taxable income for the year in which the interest is credited. If the Policy death proceeds are paid under the lifetime payments with a guarantee plan, the payments will be prorated between the amount attributable to the death benefit, which is excluded from the Beneficiary's income, and the amount attributable to interest, which is included in the Beneficiary's income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

MULTIPLE POLICIES

Federal tax laws provide that multiple modified endowment contracts that are issued within a calendar year period to the same Policy owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from the combination of contracts. You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS

Assigning or pledging the Policy may be a taxable event. You should consult a tax adviser before assigning or pledging the Policy.

QUALIFIED PLANS

The Policy may be used in conjunction with certain qualified retirement plans. Because the rules governing such use are complex, you should consult with a pension consultant before purchasing the Policy.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in gross income of the Policy Owner are subject to federal income tax withholding. However, in most cases, you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

                       VARIABLE LIFE ACCOUNT VOTING RIGHTS

The Company is the legal owner (shareholder) of the Trust shares. However, the Company believes that when a Portfolio solicits proxies in connection with a vote of shareholders, it is required to obtain from you, and other affected Policy Owners, instructions as to how to vote those shares. For purposes of voting the mutual fund shares held in the Variable Life Account at a shareholder meeting of the mutual fund, your voting interest will be determined as follows: you may cast one vote for each $100 of Cash Value of your Policy allocated to the Subaccount on the record date for the shareholder meeting of the mutual fund. If, however, you have a Policy loan outstanding, any amount transferred from the Variable Life Account to the General Account in connection with the loan will not be considered in determining your voting interest.

If a mutual fund holds a shareholder meeting at which you are entitled to vote, you will receive periodic reports, proxy material, and a form on which you can give voting instructions.

The Company will determine the number of shares that you will have a right to vote as of a date chosen by it, which will not be more than 60 days prior to the shareholder meeting. The Company will send you proxy material and a form for giving voting instructions at least 14 days prior to the shareholder meeting.

In accordance with its view of present law, the Company will vote the shares of the applicable mutual fund held in the Variable Life Account in accordance with instructions received from all persons having a voting interest in that particular mutual fund. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Company will vote its own shares in the same proportion as it votes shares for which it has received instructions.

If the applicable law with respect to voting rights is amended or if the interpretation of the law changes, and it is determined that the Company has authority to vote the shares of the mutual fund in its own right, it may elect to do so.

VOTING INSTRUCTIONS DISREGARDED

The Company may, when required to do so by state insurance authorities, vote shares of the applicable Mutual Fund without regard to instructions from persons having a voting interest if the voting instructions would cause the Mutual Fund to make (or refrain from making) investments that would result in changes in the sub-classifications or investment objectives of the Mutual Fund. The Company may also disapprove changes in the investment policy initiated by the persons having a voting interest or by the directors or trustees of the Mutual Fund if the Company's disapproval is reasonable and based on a good faith determination that the change would violate state law or the change would not be consistent with the investment objective of the Mutual Fund, or varies from the general quality and nature of investments and investment techniques used by other Mutual Funds with similar investment objectives underlying other separate accounts of the Company or of an affiliated life insurance company.

In the event the Company does disregard voting instructions, it will provide a summary of its reasons for doing so in the next semi-annual report to Policy Owners.

                            MANAGEMENT OF THE COMPANY

The following table lists the officers and directors of the Company, along with their principal occupations.

--------------------------------------- -------------------------------------- --------------------------------------
                 NAME                           POSITION WITH COMPANY                  PRINCIPAL OCCUPATION
--------------------------------------- -------------------------------------- --------------------------------------
Dale R. Schuh                           Chairman of the Board, President,      Chairman of the Board, Chief
                                        and Director                           Executive Officer and President of
                                                                               Sentry Insurance a Mutual Company
--------------------------------------- -------------------------------------- --------------------------------------

William M. O'Reilly                     Secretary and Director                 Vice President, General Counsel and
                                                                               Corporate Secretary of Sentry
                                                                               Insurance a Mutual Company
--------------------------------------- -------------------------------------- --------------------------------------

William J. Lohr                         Treasurer and Director                 Vice President and Treasurer of
                                                                               Sentry Insurance a Mutual Company
--------------------------------------- -------------------------------------- --------------------------------------

Janet L. Fagan                          Director                               Vice President and Chief Actuary of
                                                                               Sentry Insurance a Mutual Company
--------------------------------------- -------------------------------------- --------------------------------------


                           DISTRIBUTION OF THE POLICY

Sentry Equity Services, Inc. ("SESI"), a wholly owned subsidiary of Sentry Insurance a Mutual Company, serves as principal underwriter of the Policy. The Policy is sold by sales representatives who, in addition to being licensed as life insurance agents for the Company, are also NASD registered representatives for SESI. SESI may also enter into written sales agreements with other broker-dealers.

Registered representatives are compensated on a commission and service fee basis by SESI. The Company reimburses SESI for the compensation it pays to registered representatives and for other direct and indirect expenses SESI incurs in marketing and selling the Policy. These expenses include advertising and promotion, field management compensation, and deferred compensation and insurance benefits for registered representatives and field managers.

The following charts shows the levels of compensation paid to registered representatives.

---------------------------------- ----------------------------------------------------------------------------------
First-Year Commissions             50% to 55% of the first-year premium
                                   paid; the commission may be higher
                                   under certain circumstances, but will not
                                   exceed 80% of the first-year premium paid.

---------------------------------- ----------------------------------------------------------------------------------

Renewal Commissions                An amount not exceeding 2% of renewal premium paid.

---------------------------------- ----------------------------------------------------------------------------------

Service Fee                        An amount not exceeding .25% of the Cash Value of the policies attributable to the registered representative.

---------------------------------- ----------------------------------------------------------------------------------

Additional Compensation            May be paid to registered representatives
                                   who meet certain production and persistency requirements

---------------------------------- ----------------------------------------------------------------------------------

                                STATE REGULATION

The Company is subject to the insurance laws of the state of Wisconsin and is regulated by the Wisconsin Insurance Department. It is also subject to the insurance laws of each state in which it is authorized to do business. Each year, the Company files an annual statement with the various state insurance departments which contains information about the operation of the Company and its financial condition as of the most recent year-end. The Wisconsin Insurance Department periodically examines the Company's books and records in order to certify that the Company has correctly stated its policy liabilities and reserves. In addition, the National Association of Insurance Commissioners periodically conducts a full examination of the Company's operations. Any regulation or examination of the Company does not involve supervision of the Company's management or its investment practices or policies.

                             REPORTS TO POLICYOWNERS

As a Policy Owner, you will receive confirmation of the following transactions:

         - receipt of any premiums (except premiums received before the date the Policy is issued and those received via an automatic premium payment plan)
         -    any change in the allocation of premiums
         -    any transfer between Subaccounts
         -    any loan, interest repayment, or loan repayment
         -    any partial surrenders
         - any return of premium necessary to comply with applicable maximum premium limitations.

If you have chosen an automatic premium payment plan, you will receive an annual statement showing the dates and amounts of premiums paid. You will be entitled to a receipt for any premium payment upon request.

You will receive confirmation of the following transactions within 7 days:

         -    exercise of the free-look privilege
         -    exchange of the Policy
         -    full surrender of the Policy
         -    payment of the death benefit

Within 30 days after each Policy Anniversary, you will receive an annual statement containing the following information:

         -    the current amount of death benefit
         -    the current Cash Value
         -    the current Cash Surrender Value
         -    current Policy indebtedness
         -    all premiums paid and charges deducted for the previous Policy
              Year
         -    all transactions confirmed during the previous Policy Year


                                LEGAL PROCEEDINGS

Neither the Variable Life Account nor SESI are parties to any legal proceedings. The Company is engaged in various kinds of routine litigation which, in the opinion of the Company, are not material to the operation of the Company or to its financial condition.

                                     EXPERTS

The statutory financial statements of the Company as of December 31, 1998 and 1997, and for the years then ended, and the financial statements of the Variable Life Account as of December 31, 1998, and for each of the three years in the period then ended, included in this Prospectus and in the registration statement filed with the Securities and Exchange Commission have been audited by an independent accounting firm. The audit reports are included in this Prospectus.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policy.

                               FINANCAL STATEMENTS

The Company's financial statements included in this Prospectus should only be considered in relation to the Company's ability to meet its obligations in connection with the Policy.

The Company's most current financial statements are as of December 31, 1998. The Company does not prepare financial statements more often than annually and preparing more current financial information cannot be justified when the nominal benefit it would provide is compared to preparation and delivery expenses that would be incurred. The Company represents that there have been no adverse changes in its financial condition or operations between December 31, 1998 and the date of this Prospectus.



                 [FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT]

                                   APPENDIX A

                            ILLUSTRATIONS OF BENEFITS

Customized computer generated proposal illustrations tailored to the unique life insurance needs of an individual will play a major role in the sales process. The tables in Appendix A illustrate the way in which the Policy operates. They show how the death benefit, Cash Value and Cash Surrender Value for an Insured of a given age and annual premium may vary over an extended period of time. The tables are based on a standard male age 35 with a specified Amount of $100,000. The annual premium illustrated is the minimum first year premium for the death benefit option indicated. The tables illustrate values that would result assuming the premiums are paid as indicated, no loans, partial surrenders, or transfers are made, and the Policy Owner has not requested any changes in the Specified Amount, or illustration of future Policy values. Under these assumptions, the premium illustrated will meet the premium requirement under the death benefit guarantee provision for the Policy illustrated.

The tables illustrate Policy values assuming current mortality charges are deducted. The tables also illustrate Policy values assuming guaranteed maximum mortality charges are deducted. Guaranteed maximum mortality charges are based on the 1980 CSO-ALB mortality tables.

Gross investment returns of 0%, 6%, and 12% are assumed to be level for all years shown. The values would be different if rates of return averaged 0%, 6%, and 12% over the period of years, but fluctuated above and below those averages during individual years.

The Cash Values, Cash Surrender Values and death benefits in the tables take into account all charges and deductions against the Policy (see "Charges and Deductions").

The amounts shown for the death benefits and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts is lower than the gross investment return on the assets held in the Portfolios because of the charges levied against the Subaccounts. The daily investment management and administration fee is assumed to be equivalent to an annual rate of 0.75% of the average daily net assets of Neuberger Berman Advisers Management Trust. The values also assume that of Neuberger Berman Advisers Management Trust will incur other expenses annually which are assumed to be .21% of the average daily net assets of the Trust. These assumptions are based on the fee schedule in effect as of May, 1999. The Variable Life Account will be assessed for mortality and expense risks at an annual rate of .90% of the net asset value of the Variable Life Account. The Variable Life Account will also be assessed for the death benefit guarantee risk at an annual rate of .15% of the net asset value of the Variable Life Account. After taking these expenses and charges into consideration, the illustrated gross annual investment rates of 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated.


                 [ILLUSTRATION TABLES TO BE FILED BY AMENDMENT]

                                     PART II



                           UNDERTAKING TO FILE REPORTS


a. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

b. Pursuant to Investment Company Act Rule 26(e), Sentry Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.




                                 INDEMNIFICATION

The Bylaws of the Company and resolutions adopted by SIAMCO provide that any person who at any time serves as a director or officer of the Company or any majority-owned ultimate subsidiary of SIAMCO shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

1. Registrant represents that Section (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on.

2. Registrant represents that the level of the risk charge is reasonable in relation to the risks assumed by the life insurer under the Policies.

3. Registrant represents that it has analyzed the risk charge taking into consideration such facts as current charge levels, potential adverse mortality, the manner in which charges are imposed, the markets in which the Policy will be offered, anticipated sales and lapse rates.

4. Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Variable Life Account will benefit the Variable Life Account and policyholders and will keep and make available to the Commission, on request, a memorandum setting forth the basis for this representation.

5. Registrant represents that the Variable Life Account will invest only in management investment companies undertaking to have a Board, a majority of whom are not interested persons of the Company, which formulates and approves any plan under Rule 12b-1 to finance distribution expenses.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

The Prospectus consisting of 58 pages.

The undertaking to file reports.

The signatures.

Written consents of the counsel, independent accountant and actuary. [TO BE FILED BY AMENDMENT]

The following exhibits:

         A. Copies of all exhibits required by paragraph A of instructions for exhibits in Form N-8B-2.

                  1.  Resolutions of the Board of Directors of Sentry Life
                        Insurance Company*

                  2.  None

                  3a. Principal Underwriter's Agreement*

                  3b. Registered Representatives Agreement*

                  3c. General Agent Agreement*

                  4.  Not Applicable

                  5. Flexible Premium Variable Life Insurance Policy* Amendatory Riders for Various States*

                  6a. Articles of Incorporation of the Company*

                  6b. Bylaws of the Company*

                  7.  Not Applicable

                  8.  Not Applicable

                  9a.  Sales Agreement (Fund Participation Agreement)*

                  9b.  Assignment and Modification Agreement**

                  10. Application Form*

                  11. Memorandum of Exchange Right*

                  27. Not Applicable

         B.  Opinion and Consent of Counsel [TO BE FILED BY AMENDMENT]

         C.  Consent of Independent Accountants [TO BE FILED BY AMENDMENT]

         D.  Consent of Actuary [TO BE FILED BY AMENDMENT]

* Incorporated herein by reference to Registrant's Post Effective Amendment No. 13 filed electronically on or about April 30, 1997.

** Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed electronically on or about April 30, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, SENTRY VARIABLE LIFE ACCOUNT I and SENTRY LIFE INSURANCE COMPANY have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Stevens Point, State of Wisconsin, on the 19th day of February, 1999.



                                      Sentry Variable Life Account I, Registrant



                                      BY: Sentry Life Insurance Company



                                      BY: s/Dale R. Schuh
                                         ---------------------------------------
                                         Dale R. Schuh, Chairman of the Board,
                                              President and Director



                                      Sentry Life Insurance Company, Depositor



                                      BY: s/Dale R. Schuh
                                         ---------------------------------------
                                          Dale R. Schuh, Chairman of the Board,
                                             President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.




s/Dale R. Schuh                                                February 19, 1999
------------------------------------------------
Dale R. Schuh, Chairman of the
Board, President and Director



s/William M. O'Reilly                                          February 19, 1999
------------------------------------------------
William M. O'Reilly, Secretary and
Director



s/William J. Lohr                                              February 19, 1999
------------------------------------------------
William J. Lohr, Treasurer and
Director



s/Janet L. Fagan                                               February 19, 1999
------------------------------------------------
Janet L. Fagan, Director

                                WRITTEN CONSENTS

                         POST-EFFECTIVE AMENDMENT NO. 15

                                       TO

                                    FORM S-6

                                       FOR

                         SENTRY VARIABLE LIFE ACCOUNT I




                           [TO BE FILED BY AMENDMENT]